UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2004

COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-4329	34-4297750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, OH		45840

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 423-1321

(Former Name or Former Address, if Changed Since Last Report)

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

We are furnishing our earnings release dated October 21, 2004 that is filed as Exhibit 99 as part of this Form 8-K.

In the attached news release, management has provided information for both actual results computed on the basis of generally accepted accounting principles and as adjusted to eliminate restructuring costs and adjustments for lower warranty liabilities. Management believes the presentation of results adjusted for these items provides useful information to enable it and investors to evaluate the results of operations more effectively since these items do not occur in each reporting period and can differ dramatically in amounts from period to period.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Designation of Exhibits in this Report	Description of Exhibit
99	News Release dated October 21, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
	By:	/s/ Eileen B. White
Eileen B. White
Corporate Controller (Principal Accounting Officer

Date: October 21, 2004